Exhibit 10.15.4

EXECUTION VERSION

AMENDMENT NUMBER THREE

to the

Master Repurchase Agreement

Dated as of December 14, 2005,

among

AMERICAN HOME MORTGAGE CORP.,

AMERICAN HOME MORTGAGE ACCEPTANCE, INC.,

AMERICAN HOME MORTGAGE INVESTMENT CORP.,

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER THREE is made this 12th day of January, 2007, among AMERICAN HOME MORTGAGE CORP., AMERICAN HOME MORTGAGE ACCEPTANCE, INC. and AMERICAN HOME MORTGAGE INVESTMENT CORP. (each, and jointly and severally, the “Seller” or the “Sellers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., (the “Buyer”), to the Master Repurchase Agreement, dated as of December 14, 2005, by and among the Sellers and the Buyer, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Sellers have requested and the Buyer has agreed to amend the Agreement to extend the termination date thereunder, as more specifically set forth herein; and

WHEREAS, the Sellers and the Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of January 12, 2007, the definition of “Termination Date” in Section 2 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date” shall mean (i) February 28, 2007, (ii) such earlier date on which Buyer may elect, in its sole discretion, by providing thirty (30) days’ prior written notice to Seller or (iii) such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Further Acts, Fees and Expenses. In connection with this Amendment, Sellers agree to pay to the Buyer all fees and out of pocket expenses incurred by the Buyer in connection with this Amendment Number Three (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel incurred in connection with this Amendment Number Three), in accordance with the Agreement.

SECTION 3. Effectiveness of Amendment. This Amendment Number Three shall be effective upon the Buyer’s receipt of the fees and expenses pursuant to Section 3 above.

SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 5. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 6. Representations. The Sellers hereby represent to the Buyer that as of the date hereof, the Sellers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 7. Governing Law. This Amendment Number Three shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 8. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Sellers and the Buyer have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

SELLERS:

AMERICAN HOME MORTGAGE CORP.

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE ACCEPTANCE, INC.

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE INVESTMENT CORP.

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President General Counsel & Secretary

BUYER:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:	/s/ Anthony Palmisano
Name:	Anthony Palmisano
Title:	Managing Director